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Exhibit 10.12

July 21, 2006

Duke Energy Murray Operating, LLC
139 East Fourth Street
5 Atrium II
Cincinnati, Ohio 45202

Attn: Mr. Dave Ledonne, Contract Manager

        Reference is made to the Operation and Maintenance Agreement dated August 5, 2004 ("Agreement") between Duke Energy Murray Operating, LLC ("DEMO") and KGen Murray I and II LLC ("KGen Murray").

        DEMO and KGen Murray, hereby agree that subject to the Lenders Consents described below, Section 6.5 of the Agreement is amended by replacing the reference to "sixty (60) days" contained therein to "one hundred twenty (120) days."

        The amendment described above shall be effective upon the date that KGen Murray notifies DEMO that KGen Murray has received all consents and approvals of its lenders necessary for the amendment of the Agreement contained herein ("Lenders Consents"). KGen Murray agrees that it shall provide DEMO prompt notice of its receipt of the Lender Consents.

        Except as amended hereby, the Agreement shall remain in full force and effect.

[Signatures follow]

KGEN MURRAY I AND II LLC
		By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations
AGREED TO AND ACKNOWLEDGED BY:
DUKE ENERGY MURRAY OPERATING LLC
By:	/s/ David A. Ledonne
Name:	David A. Ledonne
Title:	Contract Manager

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  Exhibit 10.12